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                                                                   Exhibit 32


PURSUANT TO 18 U.S.C. 1350

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Mymetics Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the three months ended September 30, 2006 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: November   , 2006                /s/ Christian Rochet
                                        ----------------------------------------
                                        President and Chief Executive Officer

Dated: November   , 2006                /s/ Ernst Luebke
                                        ----------------------------------------
                                        Principal financial and Chief Financial
                                        Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as a separate disclosure document.